Exhibit 99.1

Access National Reports Earnings and Declares Dividend

RESTON, Va.--(BUSINESS WIRE)--January 21, 2014--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported fourth quarter 2013 net income of $3.2 million, or $0.31 per share. This represents the Corporation’s 54th consecutive quarterly profit over its 56 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.11 per share for holders of record as of February 6, 2014 and payable on February 25, 2014. This cash dividend is in addition to a $0.70 special cash dividend paid to shareholders in the fourth quarter of 2013.

Net income for 2013 was $13.2 million or $1.27 per diluted share. Importantly, the banking segment pretax earnings increased 18% during 2013 in comparison to 2012. The mortgage segment contribution declined significantly in 2013 when compared with 2012 due to various factors including a reduction in volume and gain on sale margin. During the third quarter of 2013, management was able to align overhead with expected production which enabled the mortgage division to record income before taxes of $234 thousand for the fourth quarter of 2013 compared to a near break-even performance in the third quarter of 2013. For the year, the mortgage division’s pre-tax contribution was 24% which aligns with management’s intent, being that 70 – 80% of the Corporation’s net income is generated from the core business of the Bank.

Net interest margin for 2013 decreased to 3.85% from 3.94% for 2012. On a linked quarter basis, the margin improved slightly to 3.89% for the three months ended December 31, 2013 from 3.88% reported in the prior quarter.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.50% and 1.55% for the three and twelve month periods ended December 31, 2013, respectively. Meanwhile, the annualized return on average equity was 13.34% and 14.00% for the three and twelve month periods ended December 31, 2013, respectively.

Total assets at December 31, 2013 amounted to $847.2 million compared to $863.9 million at December 31, 2012, an overall decline of $16.7 million. Growth in loans held for investment of $70.1 million and a $12.1 million increase in investments was offset by a decrease in loans held for sale of $87.2 million. Loans held for investment increased at an annualized rate of 19.70% or $32.2 million on a linked quarter basis lead by a notable increase in the commercial loan base.

The decrease in total deposits at December 31, 2013 of $98.5 million when compared to December 31, 2012 was due mainly to a $138.5 million planned reduction in brokered and Certificate of Deposit Account Registry Service (CDARS) deposits which was offset by an increase in demand deposits of $40.5 million or 17.21%. Management continues to focus on expanding business banking relationships as evidenced by the growth in demand deposits and was able to utilize more cost effective borrowing avenues thereby reducing the Corporation’s need for brokered and CDARS deposits during 2013.

Non-performing assets (NPAs) decreased to $2.5 million or 0.30% of total assets at December 31, 2013, down from $2.7 million or 0.32% of assets at December 31, 2012. The Corporation did not have other real estate owned at December 31, 2013. The allowance for loan losses totaled $13.1 million or 1.91% of total loans held for investment as of December 31, 2013.

During the fourth quarter of 2013, the Corporation declared a special cash dividend of $0.70 per share. This was the impetus for the decrease in book value per common share at December 31, 2013 to $8.79 from $8.85 at December 31, 2012. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 10.76% at December 31, 2013 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	December 31,	December 31,
	2013	2012
(In Thousands)	(Unaudited)

ASSETS

Cash and due from banks	$8,117	$15,735

Interest-bearing balances and federal funds sold	15,302	22,206

Investment securities:
Available-for-sale, at fair value	76,552	35,759
Held-to-maturity, at amortized cost (fair value of $15,662 and, $45,308)	16,280	44,952
Total investment securities	92,832	80,711

Restricted Stock, at amortized cost	8,559	4,237

Loans held for sale - at fair value	24,353	111,542

Loans held for investment
net of allowance for loan losses of $13,136 and $12,500, respectively	673,919	604,478

Premises, equipment and land, net	8,389	8,517

Other assets	15,711	16,488

Total assets	$847,182	$863,914

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$189,908	$164,161

Savings and interest-bearing deposits	200,196	187,997

Time deposits	182,868	319,338

Total deposits	572,972	671,496

Short-term borrowings	172,855	83,091

Long-term borrowings	-	-

Subordinated debentures	-	6,186

Other liabilities and accrued expenses	10,221	11,874

Total Liabilities	756,048	772,647

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized;
issued and outstanding, 10,369,420 and 10,317,767
shares, respectively	8,659	8,615

Additional paid in capital	17,320	17,155

Retained earnings	67,121	65,404

Accumulated other comprehensive income (loss), net	(1,966)	93

Total shareholders' equity	91,134	91,267

Total liabilities and shareholders' equity	$847,182	$863,914

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Twelve Months Ended
	December 31, 2013	December 31, 2013	December 31, 2012
(In Thousands Except for Share Data)	(Unaudited)	(Unaudited)

INTEREST INCOME
Interest and fees on loans	$8,373	$33,841	$34,371

Interest on federal funds sold and bank balances	31	107	79

Interest on securities	489	1,928	2,266
Total interest income	8,893	35,876	36,716

INTEREST EXPENSE
Interest on deposits	720	3,486	4,529

Interest on other borrowings	61	226	636
Total interest expense	781	3,712	5,165
Net interest income	8,112	32,164	31,551

Provision for loan losses	-	675	1,515
Net interest income after provision for loan losses	8,112	31,489	30,036

NONINTEREST INCOME
Service charges and fees	196	691	666

Gain on sale of loans	2,929	21,109	55,749

Other Income	1,079	6,350	(1,621)
Total noninterest income	4,204	28,150	54,794

NONINTEREST EXPENSE
Salaries and benefits	4,749	25,289	31,481

Occupancy and equipment	618	2,579	2,722

Other operating expense	2,006	11,330	22,196
Total noninterest expense	7,373	39,198	56,399
Income before income tax	4,943	20,441	28,431

Income tax expense	1,749	7,234	10,708
NET INCOME	$3,194	$13,207	$17,723

Earnings per common share:
Basic	$0.31	$1.28	$1.73
Diluted	$0.31	$1.27	$1.71

Average outstanding shares:
Basic	10,343,158	10,319,802	10,253,656
Diluted	10,406,086	10,403,155	10,363,267

Performance and Capital Ratios

	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
(Dollars In Thousands)	2013	2012	2013	2012

Return on average assets (annualized)	1.50%	2.97%	1.55%	2.15%
Return on average equity (annualized)	13.34%	26.80%	14.00%	19.68%
Net interest margin	3.89%	3.92%	3.85%	3.94%
Efficiency ratio - Bank only	45.75%	47.79%	49.50%	51.71%
Total average equity to earning assets	11.48%	11.49%	11.28%	11.24%

Averages
Assets	$849,141	$844,174	$854,572	$826,233
Loans held for investment	667,146	601,240	648,744	583,724
Loans held for sale	20,528	88,799	42,667	78,543
Interest-bearing deposits & federal funds sold	48,473	24,826	46,217	33,272
Investment securities	95,934	99,075	97,260	105,520
Earning assets	834,236	813,787	836,129	800,917
Interest-bearing deposits	408,265	507,445	485,860	526,346
Total deposits	617,469	682,781	678,531	672,693
Repurchase agreements & federal funds purchased	25,145	26,825	25,524	26,744
Other short term borrowings	99,130	20,429	43,077	14,748
Long-term borrowings	-	7,314	3,135	9,201
Equity	$95,763	$93,470	$94,352	$90,047

Banking segment - income before taxes	$4,937	$4,252	$17,330	$14,730
Mortgage segment - income before taxes	$234	$5,790	$4,879	$15,656
Other segments - income before taxes	$(228)	$(170)	$(1,768)	$(1,955)
Mortgage loan originations and brokered loans	$82,789	$322,364	$574,951	$1,130,089
Allowance for losses on mortgage loans sold	$4,645	$4,376	$4,645	$4,376

Book value per common share	$8.79	$8.85	$8.79	$8.85

Composition of Loan Portfolio

	December 31, 2013		December 31, 2012
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate-owner occupied	$196,804	28.65%	$182,655	29.60%
Commercial real estate-non owner occupied	90,676	13.20	107,213	17.38
Residential real estate	173,639	25.27	144,521	23.43
Commercial	182,220	26.52	149,389	24.21
Real estate construction	38,842	5.65	30,038	4.87
Consumer	4,874	0.71	3,162	0.51
Total loans	$687,055	100.00%	$616,978	100.00%
Less allowance for loan losses	13,136		12,500
	$673,919		$604,478

Composition of Deposits

	December 31, 2013		December 31, 2012
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$ 189,908	33.14%	$ 164,161	24.45%
Interest-bearing demand deposits	85,735	14.96	71,015	10.58
Savings and money market	114,169	19.93	116,554	17.36
CDARS-reciprocal time deposits	47,535	8.30	170,835	25.44
Brokered deposits	14,103	2.46	29,277	4.35
Time deposits	121,522	21.21	119,654	17.82
Total Deposits	$ 572,972	100.00%	$ 671,496	100.00%

Asset Quality Trend Profile

	Twelve Months	Nine Months	Six Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Total assets	$847,182	$846,564	$841,683	$876,361	$863,914
Total loans held for investment	$687,055	$654,807	$641,464	$639,696	$616,978

Allowance for loan losses - beginning balance	$12,500	$12,500	$12,500	$12,500	$11,738
Charge offs	(541)	(476)	-	-	(2,165)
Recoveries	502	326	282	135	1,412
Net charge offs	(39)	(150)	282	135	(753)
Provision for loan losses	675	675	225	225	1,515
Allowance for loan losses - ending balance	$13,136	$13,025	$13,007	$12,860	$12,500

Allowance for loan losses/loans held for investment	1.91%	1.99%	2.03%	2.01%	2.03%

Delinquent 30 - 90 days	$-	$-	$1,070	$671	$-
Percentage of loans delinquent	0.00%	0.00%	0.17%	0.10%	0.00%

Non-accrual loans	$2,535	$2,902	$2,299	$1,738	$2,743
OREO	$-	$-	$-	$-	$-
Total NPA	$2,535	$2,902	$2,299	$1,738	$2,743
NPA to total assets	0.30%	0.34%	0.27%	0.20%	0.32%
Allowance for loan losses/NPA	518.19%	448.83%	565.77%	739.93%	455.71%

OREO Expense	$40	$40	$40	$39	$6
Gain on Sale of OREO	$-	$-	$-	$-	$-
OREO expense net	$40	$40	$40	$39	$6

Allowance for losses on mortgage loans sold	$4,645	$4,645	$4,645	$4,475	$4,376
Provision for losses on mortgage loans sold	$388	$388	$388	$218	$2,510

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	December 31, 2013			December 31, 2012
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$98,089	$489	1.99%	$98,922	$475	1.92%
Loans held for sale	20,528	197	3.84%	88,799	774	3.49%
Loans(1)	667,146	8,176	4.90%	601,240	7,925	5.27%
Interest-bearing balances and federal funds sold	48,473	31	0.26%	24,826	17	0.27%
Total interest earning assets	834,236	8,893	4.26%	813,787	9,191	4.52%
Noninterest earning assets:
Cash and due from banks	7,546			16,877
Premises, land and equipment	8,447			8,503
Other assets	12,023			17,124
Less: allowance for loan losses	(13,111)			(12,117)
Total noninterest earning assets	14,905			30,387
Total Assets	$849,141			$844,174

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$81,509	$43	0.21%	$82,543	$45	0.22%
Money market deposit accounts	121,496	61	0.20%	110,919	99	0.36%
Savings accounts	2,647	2	0.30%	2,512	1	0.16%
Time deposits	202,613	614	1.21%	311,471	872	1.12%
Total interest-bearing deposits	408,265	720	0.71%	507,445	1,017	0.80%
Borrowings:
FHLB Advances	99,130	55	0.22%	20,429	26	0.51%
Securities sold under agreements to repurchase and federal funds purchased	25,145	6	0.10%	26,825	10	0.15%
FHLB Long-term borrowings	-	-	0.00%	1,128	112	39.72%
Subordinated Debentures	-	-	0.00%	6,186	54	3.49%
Total borrowings	124,275	61	0.20%	54,568	202	1.48%
Total interest-bearing deposits and borrowings	532,540	781	0.59%	562,013	1,219	0.87%
Noninterest-bearing liabilities:
Demand deposits	209,204			175,335
Other liabilities	11,634			13,356
Total liabilities	753,378			750,704
Shareholders' Equity	95,763			93,470
Total Liabilities and Shareholders' Equity:	$849,141			$844,174

Interest Spread(2)			3.68%			3.65%

Net Interest Margin(3)		$8,112	3.89%		$7,972	3.92%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Twelve Months Ended

	December 31, 2013			December 31, 2012
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$98,501	$1,928	1.96%	$105,378	$2,266	2.15%
Loans held for sale	42,667	1,505	3.53%	78,543	2,953	3.76%
Loans(1)	648,744	32,336	4.98%	583,724	31,418	5.38%
Interest-bearing balances and federal funds sold	46,217	107	0.23%	33,272	79	0.24%
Total interest-earning assets	836,129	35,876	4.29%	800,917	36,716	4.58%
Noninterest-earning assets:
Cash and due from banks	9,852			11,848
Premises, land and equipment	8,480			8,548
Other assets	13,035			16,914
Less: allowance for loan losses	(12,924)			(11,994)
Total noninterest-earning assets	18,443			25,316
Total Assets	$854,572			$826,233

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$75,706	$148	0.20%	$63,203	$171	0.27%
Money market deposit accounts	120,307	282	0.23%	119,621	484	0.40%
Savings accounts	2,483	5	0.20%	2,587	4	0.15%
Time deposits	287,364	3,051	1.06%	340,935	3,870	1.14%
Total interest-bearing deposits	485,860	3,486	0.72%	526,346	4,529	0.86%
Borrowings:
FHLB Advances	43,077	97	0.23%	11,141	65	0.58%
Securities sold under agreements to repurchase and federal funds purchased	25,524	26	0.10%	26,744	38	0.14%
FHLB Long-term borrowings	-	-	0.00%	3,015	212	7.03%
FDIC Term Note	-	-	0.00%	3,607	98	2.72%
Subordinated Debentures	3,135	103	3.29%	6,186	223	3.60%
Total borrowings	71,736	226	0.32%	50,693	636	1.25%
Total interest-bearing deposits and borrowings	557,596	3,712	0.67%	577,039	5,165	0.90%
Noninterest-bearing liabilities:
Demand deposits	192,671			146,347
Other liabilities	9,953			12,800
Total liabilities	760,220			736,186
Shareholders' Equity	94,352			90,047
Total Liabilities and Shareholders' Equity:	$854,572			$826,233

Interest Spread(2)			3.63%			3.69%

Net Interest Margin(3)		$32,164	3.85%		$31,551	3.94%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:

Access National Corporation
Michael Clarke, 703-871-2100